UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2023

Fresh Vine Wine, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Wayzata Blvd. #1147

Minnetonka, MN 55305

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective September 1, 2022, Fresh Vine Wine, Inc. (the “Company”) entered into an Employment Transition and Consulting Agreement (the “Transition Agreement”) with Elliot. Savoie, the Company’s former interim Chief Financial Officer. Pursuant to the Transition Agreement, Mr. Savoie agreed to remain employed by the Company through November 30, 2022 in order to provide for an orderly transition of his roles and responsibilities within the Company, after which the Company agreed to engage Mr. Savoie as a consultant for a nine month period commencing December 1, 2022 and expiring August 31, 2023 in exchange for a $5,000 monthly consulting fee.

On March 20, 2023, the Company and Mr. Savoie entered into an Amendment to the Transition Agreement (the “Amendment”) pursuant to which the parties agreed that the consulting period (and the Company’s obligation to make monthly consulting payments) would terminate on March 31, 2023. In exchange for accelerating the expiration of the consulting period, the Company agreed to forgive Mr. Savoie’s obligation to pay approximately $101,000 owed by him to the Company, which the parties previously agreed would be payable on or prior to March 1, 2024.

The foregoing summary of the Amendment is qualified in all respects by the Amendment itself, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment dated March 20, 2023 to Employment Transition and Consulting Agreement by and between Fresh Vine Wine, Inc. and Elliot Savoie
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH VINE WINE, INC.

Date: March 22, 2023	By:	/s/ Rick Nechio
Rick Nechio
Interim Chief Executive Officer

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